Exhibit 10.43

Pepco Holdings, Inc.

2016 NON-MANAGEMENT DIRECTOR COMPENSATION ELECTION AGREEMENT

I understand that I am permitted to elect, with respect to the compensation due me for my services as a director of Pepco Holdings, Inc. (the “Company”), either (i) to receive my cash compensation currently in the form of cash or (ii) to defer the receipt of my cash compensation under the terms of the Company’s Second Revised and Restated Executive and Director Deferred Compensation Plan (the “Deferred Compensation Plan”). In addition, I understand that I am permitted to elect to receive my stock-based compensation granted pursuant to the terms of the 2012 Long-Term Incentive Plan (the “2012 LTIP”), or to defer the settlement of such stock-based compensation as permitted by the 2012 LTIP pursuant to a deferral program approved by the Board of Directors. If I choose to defer the receipt of my cash compensation, I must also complete and return to the Company the attached Cash Retainer Deferral Allocation Form directing how the deferred funds are to be credited.

I understand that, upon the completion of the proposed merger of a wholly owned subsidiary of Exelon Corporation with and into the Company, with the Company being the surviving corporation (the “Merger”), each share of Company common stock and each share underlying stock-based awards of the Company will be converted in the right to receive $27.25 in cash, without interest (the “Cash Consideration”). I acknowledge that, if the Merger is consummated, each outstanding restricted stock unit (“RSU”) award (whether vested or unvested) will be automatically converted into the right to receive the Cash Consideration with respect to the number of shares underlying such RSU award in accordance with the terms and conditions of that certain Amended and Restated Agreement and Plan of Merger dated July 18, 2014 (the “Merger Agreement”). I understand that, if the Merger is completed, I will be entitled to receive the Cash Consideration with respect to shares underlying any RSU award I may receive in 2016, as well as all outstanding RSU awards, the settlement of which previously has been deferred by me (a “Deferred Award”). I will receive the Cash Consideration upon the closing of the Merger, or, if I made a prior irrevocable deferral election made with respect to a Deferred Award, at the time I specified in such deferral election.

As a result, with respect to any deferral elections to be made with respect to 2016, I understand that I am being afforded the opportunity hereby to: (i) provide for a contingent and alternate deferral election to the Company phantom shares account of the Deferred Compensation Plan if the Merger is completed during 2016; and (ii) elect to defer the payment of Cash Consideration with respect to Deferred Awards into the Deferred Compensation Plan (other than the Company phantom shares account), which amounts would then become subject to, and distributed to me in accordance with, all of the applicable terms and conditions of the Deferred Compensation Plan.

I am making the following elections with the understanding that the elections (i) will apply to all of the compensation paid to me for service as a director in 2016 (and, if the Merger is completed in 2016, with respect to my (A) prior deferrals of annual retainers and meeting fees that have been credited to my Company phantom shares account under the Deferred Compensation Plan and (B) Cash Consideration that will be deferred in accordance with election(s) I made in prior years with respect to Deferred Award(s)), (ii) once made, cannot be altered or revoked, and (iii) apply to any such compensation paid to me in subsequent years for services as a director of the Company, unless I notify the Company of any changes, either in writing or by execution of a new election form prior to January 1 of the year for which the changes are to take effect.

1.	Current Receipt or Deferral Election.

I hereby elect to receive my compensation for services as a director of the Company as follows (the percentages for each type of compensation must total 100%):

a. Annual Cash Retainer

%	Cash (by check or direct deposit).

%	Credit to my account under the Deferred Compensation Plan, to be paid in cash at the time I elect in Item 2 below.

b. Retainer Paid in Form of Restricted Stock Units (“RSUs”)

I will receive an annual stock-based retainer award in the form of RSUs (and any associated dividend equivalents) under the 2012 LTIP, to be settled in Common Stock as indicated below:

%	Common Stock (registered as indicated herein) to be received upon settlement of the RSUs (and any associated dividend equivalents), shall be issued to me upon vesting of the RSUs as provided in the award agreement.

%	Common Stock (registered as indicated herein) to be received upon settlement of the RSUs (and any associated dividend equivalents), shall be deferred under the 2012 LTIP and paid in Common Stock at the time I elect in Item 3 below.

c. Meeting Fees

%	Cash (by check or direct deposit).

%	Credit to my account under the Deferred Compensation Plan, to be paid in cash at the time I elect in Item 2 below.

d. Committee Chairman Retainer (please complete whether or not you currently are a committee chairman):

%	Cash (by check or direct deposit).

%	Credit to my account under the Deferred Compensation Plan, to be paid in cash at the time I elect in Item 2 below.

2.	Cash Deferral Instructions.

If you have elected to have all or any portion of your cash retainer(s) or meeting fees credited to your account under the Deferred Compensation Plan, please complete the following:

a. Payment Instructions Related to Cash Amounts Deferred

I hereby elect to have the cash amounts I have deferred under the Deferred Compensation Plan (and accruals thereon) paid to me beginning on the date selected below (check one):

On the first day of the month immediately following the month in which I cease to be a director.

On January 31 of the year immediately following the month in which I cease to be a director.

On January 31 of the year following the calendar year in which (i) I cease to be a director or (ii) I attain the age , whichever is later.

On January 31 of [insert year] or, if later, January 31 of the second calendar year following the calendar year which includes the first day of the Plan year for which the election is made.

b.	Manner of Payment

I hereby elect to have the cash amounts I have deferred under the Deferred Compensation Plan (and accruals thereon) paid to me in the following manner (check one):

In a lump sum on the date of payment selected above.

In equal annual installments over consecutive years [insert a number of years between 2 and 15]
beginning on the date selected above, with subsequent installments to be paid on each succeeding January 31.

In equal monthly installments over consecutive months [insert a number of months between 24 and 180] beginning on the date selected above.

YOU MUST COMPLETE THE ATTACHED CASH RETAINER DEFERRAL ALLOCATION FORM TO INDICATE HOW YOU WISH TO HAVE PREVIOUS DEFERRALS OF CASH CREDITED UNDER THE DEFERRED COMPENSATION PLAN, IF THE MERGER IS COMPLETED IN 2016, AND:

•	YOU ARE ELECTING TO DEFER CASH YOU WILL RECEIVE IN 2016 INTO THE PHANTOM SHARE ACCOUNT, OR

•	YOU HAVE DEFERRED CASH PAYMENTS IN PRIOR YEARS INTO THE PHANTOM SHARE ACCOUNT.

IF YOU DO NOT COMPLETE THIS FORM AND YOU ARE DEFERRING OR HAVE DEFERRED CASH INTO THE PHANTOM SHARE ACCOUNT, IF THE MERGER IS COMPLETED IN 2016, SUCH DEFERRALS WILL NO LONGER BE CREDITED TO THE PHANTOM SHARE ACCOUNT AND WILL, BY DEFAULT, BE CREDITED TO THE PRIME RATE ACCOUNT.

3.	Stock-Based Award Deferral Instructions

If I have elected to defer the settlement of my RSU award (and any associated dividend equivalents) under Item 1.b. above, I hereby elect payment to me (or, if applicable, my beneficiary) in a lump sum solely in shares of Common Stock on one of the dates I designate below (but only to the extent that such award has vested):

On the first day of the month immediately following the month in which I cease to be a director.

On January 31 of the year immediately following the month in which I cease to be a director.

On January 31 of the year following the calendar year in which (i) I cease to be a director or (ii) I attain age , whichever is later.

On January 31 of [insert year] or, if later, January 31 of the second calendar year following the calendar year which includes the first day of the Plan year for which the election is made.

More information on the deferral of Stock-Based Awards under the 2012 LTIP is provided in Item 6 below.

If I have elected under Item 1.b. above to defer the settlement of any RSU award that may be payable to me in 2015, or if I have a prior Deferred Award:

•	I understand that if the Merger is consummated in 2016, the payment of shares of Common Stock under such RSU awards will be automatically converted into my right (or, if applicable, the right of my beneficiary) to defer the payment of the Cash Consideration per share with respect to such RSU award (and accruals thereon) under the Deferred Compensation Plan;

•	I elect to have such Cash Consideration (and accruals thereon) paid to me beginning on the date selected above with respect to any 2016 Deferred Award; and

•	With respect to any prior Deferred Award, the Cash Consideration payable with respect to such award upon completion of the Merger will be deferred under the Deferred Compensation Plan until the date I previously selected with respect to that award.

YOU MUST COMPLETE THE ATTACHED LTIP RSU CONVERSION DEFERRAL ALLOCATION FORM TO INDICATE HOW YOU WISH TO HAVE CASH CONSIDERATION CREDITED TO AN ACCOUNT FOR YOUR BENEFIT UNDER THE DEFERRED COMPENSATION PLAN IF:

•	YOU ELECTED TO DEFER, TO A DATE LATER THAN THE COMPLETION OF THE MERGER, THE RECEIPT OF COMMON STOCK WITH RESPECT TO ANY RSU AWARD YOU MAY RECEIVE IN 2016, OR

•	YOU HAVE AN RSU AWARD FROM PRIOR YEARS THAT HAS BEEN DEFERRED TO A DATE LATER THAN THE COMPLETION OF THE MERGER.

IF YOU DO NOT COMPLETE THIS FORM AND YOU HAVE A DEFERRED AWARD, THE CASH CONSIDERATION WILL BE DEFERRED UNDER THE DEFERRED COMPENSATION PLAN AND CREDITED BY DEFAULT TO THE PRIME RATE ACCOUNT.

More information on the deferral of Stock-Based Awards under the 2012 Long-Term Incentive Plan is provided in Item 6 below.

4.	Registration of Stock Certificates.

With respect to any shares of Common Stock that may be issued upon settlement of an RSU (and any associated dividend equivalents) granted to me under the 2012 LTIP, whether or not deferred under Item 1.b above, please register the stock certificates for those shares in the name set forth below, and provide a mailing or street address for such person:

5.	Beneficiary Designation.

I designate the following Beneficiary (or Beneficiaries) to receive any benefits due under the Deferred Compensation Plan and/or the 2012 LTIP in the event of my death (specify full name, relationship and address):

Primary:

Contingent:

6.	Material Terms Related to My Deferral of an Annual Stock-Based Retainer Award.

If I have elected in Item 1.b. above to defer settlement of my annual stock-based retainer award (and any associated dividend equivalents), I hereby acknowledge and agree that such deferral shall be subject to the following material terms, which have been approved by the Board of Directors:

a.	This deferral election applies only to Common Stock underlying RSUs and/or performance shares or units granted under the 2012 LTIP.

b.	Such award will be settled, to the extent vested, in accordance with my irrevocable deferral election set forth herein.

c.	Subject to item i. below, to the extent vested, such retainer will be paid in a lump sum and solely in shares of Common Stock, and will not be credited to any of the options set forth on the Cash Retainer Deferral Allocation Form provided herewith.

d.	If a dividend equivalent award has been granted with a deferred RSU or performance share or unit award, such dividend equivalent award shall also be deferred under the terms provided herein. Such dividends shall continue to be credited, when and as declared and paid by the Board of Directors, in additional shares or units of the same type and tenor as the stock-based award, based on the Fair Market Value (as defined in the 2012 LTIP) on the business day prior to the payment date of such dividend.

e.	Upon payment of deferred awards, fractional shares shall be eliminated without compensation. Any fractional shares shall be rounded up to the next whole share if greater than or equal to a half-share, and rounded down to the next whole share if less than a half-share.

f.	The award and deferral is subject to the other terms and conditions of the 2012 LTIP, as well as vesting, forfeiture, tax withholding and other legal requirements and conditions with respect to such award and deferral.

g.	The Board of Directors retains full discretion over the terms of this deferral arrangement and may amend, suspend or terminate such arrangement at any time or from time to time, or impose additional or different restrictions, conditions or limitations on such deferral at any time as permitted or not prohibited by the terms of 2012 LTIP.

h.	The terms of my deferral election are intended to comply, and should be interpreted consistently with, Section 409A of the Internal Revenue Code of 1986, as amended.

i.	If the Merger is consummated during 2016, the cash consideration payable under the Merger Agreement with respect to RSUs which are the subject of my 2016 deferral election, as well as under any previously deferred RSU awards, will automatically be (1) deferred pursuant to the terms of the Deferred Compensation Plan and (2) credited to the accounts specified by me on the LTIP RSU Conversion Deferral Allocation Form, or if no such accounts have been specified, the prime rate account described therein.

[Signatures appear on following page]

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective for all purposes as of the          day of                     , 2015.

Signature

Name (Please Print)

Acknowledged and confirmed this          day of                     , 2015

Pepco Holdings, Inc.

Signature

Name (Please Print)

Pepco Holdings, Inc.

CASH RETAINER DEFERRAL ALLOCATION FORM

Name:                                                                                                                                                             (the “Participant”)

                                     Last                                     First                                     Middle Initial

Social Security Number:             -            -

I request that the Company credit my election of my 2016 cash deferred amounts in the Second Revised and Restated Executive and Director Deferred Compensation Plan to the options indicated below:

(Minimum per fund – 10%) (Please be sure your percentages total = 100%)

%	Money Market	%	High Yield Bond

%	Equity	%	Diversified Bond

%	Government Income	%	Stock Index

%	Value	%	Natural Resources

%	Conserv. Balanced	%	Flexible Managed

%	Global	%	Prudential Jennison

%	Small Cap Stock	%	Prime Rate

%	Am Cent. Value Fund	%	Janus Aspen Growth

%	MFS Emerg. Growth	%	TRP Int’l Stock

%	Pepco Holdings Phantom Shares

NOTE: If you have selected the Pepco Holdings Phantom Shares option above for 2016 or prior years, you must also indicate below an alternative election in the event that the Merger is completed during 2016. The alternative election must include at least one of the options indicated below.

Alternative Election for 2016 and Prior Year Deferrals to the Pepco Holdings Phantom Shares Account:

Please indicate below alternative allocation option(s) and percentage(s) for the total amount of amounts credited to the Pepco Holdings Phantom Shares option (including accruals thereon) for 2016 and prior years, which will take effect if and when the Merger is completed during 2016. The total percentages must total to 100%.

%	Money Market	%	High Yield Bond

%	Equity	%	Diversified Bond

%	Government Income	%	Stock Index

%	Value	%	Natural Resources

%	Conserv. Balanced	%	Flexible Managed

%	Global	%	Prudential Jennison

%	Small Cap Stock	%	Prime Rate

%	Am Cent. Value Fund	%	Janus Aspen Growth

%	MFS Emerg. Growth	%	TRP Int’l Stock

Participant

Signature

Date

Pepco Holdings, Inc.

LTIP RSU CONVERSION DEFERRAL ALLOCATION FORM

Name:                                                                                                                                                             (the “Participant”)

                                     Last                                     First                                     Middle Initial

Social Security Number:             -            -

I wish to defer the receipt of common stock in connection with a 2016 RSU annual retainer award under the 2012 LTIP that I may receive as part of my annual retainer. I understand that my deferral election shall apply to the Cash Consideration payable, upon the completion of the Merger, with respect to such RSU award, which Cash Consideration shall be automatically deferred into the Deferred Compensation Plan. I request that the Company credit my election of such deferred amounts to the options indicated below:

I understand that, if the Merger is completed in 2016, these elections will also apply to Cash Consideration to be received in connection with any of my prior Deferred Awards.

(Minimum per fund – 10%) (Please be sure your percentages total = 100%)

%	Money Market	%	High Yield Bond

%	Equity	%	Diversified Bond

%	Government Income	%	Stock Index

%	Value	%	Natural Resources

%	Conserv. Balanced	%	Flexible Managed

%	Global	%	Prudential Jennison

%	Small Cap Stock	%	Prime Rate

%	Am Cent. Value Fund	%	Janus Aspen Growth

%	MFS Emerg. Growth	%	TRP Int’l Stock

NOTE: If you have elected to defer the settlement of your annual cash retainer and/or meeting fees, you do not need to complete this Form unless you are also deferring in whole or in part any 2016 RSU annual retainer award under the 2012 LTIP that you may receive, or you have a prior Deferred Award. However, you MUST complete the Cash Retainer Deferral Allocation Form on the previous page.

Participant

Signature

Date